Exhibit 99.1 Business Update Supplemental - SCE 2021 General Rate Case Overview August 30, 2019

Forward-Looking Statements Statements contained in this presentation about future performance, including, without limitation, operating results, capital expenditures, rate base growth, dividend policy, financial outlook, and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. These forward-looking statements represent our expectations only as of the date of this presentation, and Edison International assumes no duty to update them to reflect new information, events or circumstances. Important factors that could cause different results include, but are not limited to the: • ability of SCE to recover its costs through regulated rates, including costs related to uninsured wildfire-related and mudslide-related liabilities and capital spending incurred prior to formal regulatory approval; • ability to obtain sufficient insurance at a reasonable cost, including insurance relating to SCE's nuclear facilities and wildfire-related claims, and to recover the costs of such insurance or, in the event liabilities exceed insured amounts, the ability to recover uninsured losses from customers or other parties; • risks associated with AB 1054 effectively mitigating the significant risk faced by California investor-owned utilities related to liability for damages arising from catastrophic wildfires where utility facilities are a substantial cause, including SCE and SDG&E making their respective initial contributions to the insurance fund under AB 1054, SCE's ability to maintain a valid safety certification, SCE's ability to recover uninsured wildfire-related costs from the wildfire fund established under AB 1054, and the CPUC's interpretation of and actions under AB 1054; • decisions and other actions by the CPUC, the FERC, the NRC and other regulatory authorities, including decisions and actions related to determinations of authorized rates of return or return on equity, the GS&RP application, the recoverability of wildfire-related and mudslide-related costs, and delays in regulatory actions; • ability of Edison International or SCE to borrow funds and access the bank and capital markets on reasonable terms; • actions by credit rating agencies to downgrade Edison International or SCE's credit ratings or to place those ratings on negative watch or outlook; • risks associated with the decommissioning of San Onofre, including those related to public opposition, permitting, governmental approvals, on-site storage of spent nuclear fuel, delays, contractual disputes, and cost overruns; • extreme weather-related incidents and other natural disasters (including earthquakes and events caused, or exacerbated, by climate change, such as wildfires), which could cause, among other things, public safety issues, property damage and operational issues; • risks associated with cost allocation resulting in higher rates for utility bundled service customers because of possible customer bypass or departure for other electricity providers such as CCAs and Electric Service Providers; • risks inherent in SCE's transmission and distribution infrastructure investment program, including those related to project site identification, public opposition, environmental mitigation, construction, permitting, power curtailment costs (payments due under power contracts in the event there is insufficient transmission to enable acceptance of power delivery), changes in the CAISO's transmission plans, and governmental approvals; and • risks associated with the operation of transmission and distribution assets and power generating facilities, including public and employee safety issues, the risk of utility assets causing or contributing to wildfires, failure, availability, efficiency, and output of equipment and facilities, and availability and cost of spare parts. Other important factors are discussed under the headings “Forward-Looking Statements”, “Risk Factors” and “Management’s Discussion and Analysis” in Edison International’s Form 10-K and other reports filed with the Securities and Exchange Commission, which are available on our website: www.edisoninvestor.com. These filings also provide additional information on historical and other factual data contained in this presentation. August 30, 2019 1

SCE 2021 General Rate Case Overview Filed August 30, 2019, SCE’s 2021 GRC request balances the need to advance California’s ambitious decarbonization policy goals and address emergent wildfire public safety risks, while continuing to provide safe, reliable, and affordable service to customers • 2021 GRC Application (A. 19-08-013) addresses major portion of CPUC-jurisdictional revenue requirement for 2021-2023  Includes operating costs and capital investment  Excludes CPUC jurisdictional costs such as fuel and purchased power, cost of capital and other discrete SCE capital projects (such as Charge Ready 2 – SCE’s transportation electrification infrastructure program)  Excludes FERC-jurisdictional transmission revenue requirement • Requests 2021 revenue requirement of $7.601 billion  $1.155 billion increase over 2020 authorized revenue requirement, a 12.7% increase over total rates1  Requests increases of $400 million in 2022 and $531 million in 2023 • Multi-track schedule proposed to approve 2021-2023 revenue requirement and reasonableness of additional 2018-2020 recorded incremental amounts associated with the Fire Mitigation memorandum accounts (FMA)2 (See “SCE 2021 General Rate Case Timeline” for more information) 1. 12.7% includes the impact of lower anticipated 2021 kWh sales and recoveries of $87 million of non-wildfire memo accounts 2. Includes Wildfire Mitigation Plan Memo Account, Fire Hazard Prevention Memo Account, Grid Safety and Resiliency Program Memo Account and Fire Risk Mitigation Memo Account August 30, 2019 2

SCE 2021 GRC Overview (cont.)

Items Carried Over from 2018 GRC

- Requests recovery of 2018-2020 Customer Service Re-platform (CSRP) project costs currently tracked in a memo account established in the 2018 GRC
- Requests continuation of Tax Accounting Memorandum Account (TAMA) to adjust annual revenues for over and undercollection of income taxes
- Requests continuation of pole loading capital and O&M recovery through balancing account
- Requests continuation of infrastructure replacement and grid modernization activities, albeit at a smaller scale than authorized in the 2018 GRC given prioritization of wildfire risk mitigation and distribution crew resource constraints
- Proposal to increase depreciation expense to reflect updated cost of removal estimates for transmission & distribution (T&D) assets[1]

New Items from 2021 GRC

- Builds upon proposed activities in SCE's Grid Safety & Resiliency Program and 2019 Wildfire Mitigation Plan including enhanced vegetation management, inspection activities, and grid hardening programs
  - Excludes revenue requirement for SCE's share of Assembly Bill 1054 first ~$1.6 billion of fire mitigation capital expenditures
    - Expect reasonableness review during this proceeding, but cost recovery outside of proceeding through a securitizable dedicated-rate component
  - Requests ability to rebalance funding between infrastructure replacement and wildfire work to the extent resource requirements allow during pendency of the proceeding
  - Proposes to establish two-way Wildfire Mitigation Balancing Account and a two-way Vegetation Management Balancing Account
- SCE continues to seek sufficient wildfire-related liability insurance in an increasingly tightening insurance market for the best interests of customers
  - Proposes to establish a two-way Risk Management Balancing Account for premiums

1. Cost of removal is spending to remove existing equipment at the end of its useful life. It is recovered from customers through depreciation expense over the life of the asset

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SCE 2021 General Rate Case Timeline

- Track 1 includes approval of the 2021-2023 GRC revenue requirement and reasonableness of additional 2018-2019 recorded incremental amounts associated with the Fire Mitigation memorandum accounts[1]



Estimated
2019
2020
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
GRC Application
2018-2019 FMA Update
Intervenor Testimony
Rebuttal
Evidentiary Hearings
Proposed Decision
Final Decision

- Track 2 includes approval of 2020 recorded incremental amounts associated with the Fire Mitigation memorandum accounts[1] and 2018-2020 Grid Safety and Resiliency Program (GSRP) costs above settlement amount



Estimated
2021
Q1
Q2
Q3
Q4
2020 FMA Update
Intervenor Testimony
Rebuttal
Evidentiary Hearings
Proposed Decision
Final Decision

1. Includes Wildfire Mitigation Plan Memo Account, Fire Hazard Prevention Memo Account, Grid Safety and Resiliency Program Memo Account and Fire Risk Mitigation Memo Account

Note: Actual schedule to be set by CPUC in a future regulatory order. The schedule is subject to change over the course of the proceeding.

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SCE Capital Expenditure Forecast


($ billions)
Distribution
Transmission
Generation
Wildire mitigation-related spend[1]
$4.4
$4.6
$5.0
$5.3
$5.4
$5.3
2018 (Actual)
2019
2020
2021
2022
2023
Range Case[3]
$4.8
$4.8
$4.8
$4.8

$23.8 - $25.6 billion capital program for 2019-2023

- This capital forecast includes:
  - 2018 GRC approved CPUC capital spend for 2019-2020
  - 2021 GRC requested CPUC capital spend for 2021-2023
  - Non-GRC capital programs including Charge Ready Pilot, MD/HD Transportation Electrification and 2019-2020 wildfire mitigation-related programs
  - FERC forecasted capital spend
- Long term growth drivers include:
  - Infrastructure Replacement
  - Wildfire Mitigation
  - Transportation Electrification
  - Transmission Infrastructure
- Authorized/Actual may differ from forecast; previously authorized amounts in the last three GRC cycles were 89%, 92% and 92%[2] of capital requested, respectively

1. In accordance with Assembly Bill 1054, ~$1.6 billion of wildfire mitigation-related spend shall not earn an equity return. See "SCE Wildfire Capital Forecast" slide for further information on wildfire-related capital spend
2. Approval percentage for the 2018 GRC excludes Grid Modernization and project approvals that were deferred to the next case for timing reasons
3. The low end of the range for 2021-2023 reflects a 10% reduction on the total capital forecast using management judgment based on historical experience of previously authorized amounts and potential for permitting delays and other operational considerations. The low end of the range for 2020 reflects a 10% reduction applied only to FERC capital spending and non-GRC programs

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SCE Wildfire Capital Forecast ($ billions) 1 All Other Wildfire-Related Mitigation $4.2 Billion Capital Request for 2019-2023 1 Spend • Under AB 1054, the first ~$1.6 billion of SCE’s fire risk Wildfire-Related Mitigation Spend - capital expenditures per CPUC-approved Wildfire AB1054 Mitigation Plan shall not earn an equity return  SCE assumes all CPUC-jurisdictional wildfire-related $1.2 mitigation spend generally incurred after AB 1054 passage will be eligible to meet the requirement until the ~$1.6 billion has been incurred $1.0  Spending can be recovered from ratepayers through a $0.9 securitizable dedicated-rate component $0.7 • Main wildfire-related programs include: $0.2  Covered Conductor Program – Risk-prioritized $1.2 replacement of more than 6,000 miles of bare $1.0 conductor to covered conductor by 2023 $0.4  Preventative Maintenance Program – Enhanced $0.1 $0.7 inspection program within High Fire Risk Areas $0.6 (HFRAs) designed to proactively detect potential in- service failures $0.3 2019 2020 2021 2022 2023 1. Includes FERC wildfire mitigation-related spending of $13 million, $5 million, $5 million, $4 million and $4 million for each respective year Note: Totals may not foot due to rounding. Forecast based on 2018 GRC request levels. August 30, 2019 6

SCE Rate Base Forecast ($ billions) $40.8 $38.2 $36.0 $33.4 $30.7 $28.5 $26.2 Range Case 1 CAGR 2017 2018 2019 2020 2021 2022 2023 Range 6.9% Case2 $30.7 $33.2 $35.3 $36.9 $39.0 1. Morongo Transmission holds an option to invest up to $400 million in the West of Devers Transmission Project, or half of the estimated cost of the transmission facilities only, at the in-service date, estimated to be 2021. In the table above, the rate base has been reduced to reflect this option. Capital forecast includes 100% of the project spend 2. Rate base forecast range case reflects capital expenditure forecast range Note: Weighted-average year basis. FERC based on latest forecast and represents approximately 20% of total rate base throughout the forecast period. CPUC excludes the ~$1.6 billion of SCE’s fire risk mitigation capital expenditures in accordance with Assembly Bill 1054. CPUC also excludes the “rate-base offset” adjustment related to the 2015 GRC write off of the regulatory asset for 2012-2014 incremental tax repairs. August 30, 2019 7

SCE Distribution System Investments

Distribution Trends

- Capital expenditures for certain programs deferred over next five years to support reallocation of distribution resources to wildfire mitigation[1]; historical program funding levels will be reinstated in subsequent GRC periods in order to resume trajectory towards equilibrium replacement rate
- Distribution grid requires upgrades to circuit capacity, automation, and control systems to support various grid resiliency and reliability objectives, as well as increased use of distributed energy resources

2019-2023 Capital Spending Drivers

- Automation of distribution circuits
- Pole replacements
- Load growth upgrades
- Cable and overhead conductor replacements
- Preventive and breakdown maintenance
- Circuit breaker, transformer bank and relay replacements/upgrades
- New Service Connections

2019 – 2023 Capital Spending Forecast for Distribution[2] - $20.8 billion



Load Growth
New Service Connections
Wildfire
Other
Infrastructure Replacement
General Plant

1. Deferrals required with infrastructure replacement, load growth and grid modernization programs
2. Other includes, among other things, grid modernization, emergency management, customer requested system modifications, and transportation electrification programs

Note: Forecast based on 2018 GRC request levels.

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Mitigating Catastrophic Wildfire Risk SCE plans to spend significant capital and O&M from 2019-2023, including ~$1.6 billion of AB 1054 spend, with continued investments beyond our forecast period • SCE’s comprehensive risk mitigation program focuses on three key areas:  Grid hardening: Increase the use of fire-resistant poles, composite cross-arms and covered conductor in high fire risk areas; evaluate design approaches and next- generation engineering technology to further enhance public safety  Increased situational awareness capabilities: Expand meteorological monitoring and forecasting capabilities by installing additional weather stations and high-definition cameras to help SCE and fire agencies to better prepare, mitigate, and respond to reported fires  Enhanced operational practices: Restrict certain types of work in High Fire Risk Areas (HFRAs) during elevated fire risk conditions; reduce fire risk via a Public Safety Power Shutoff in HFRAs during elevated weather conditions; increase tree trimming and removal to further mitigate safety risks posed by trees or debris • Will file next 3-year compliance plan (Wildfire Mitigation Plan) detailing the near- and longer-term actions that SCE is taking to significantly reduce the risk of fire ignitions and increase emergency response and grid resiliency against future impacts of climate change in early 2020 August 30, 2019 9